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                                  EXHIBIT 99.1

                             JOINT FILING AGREEMENT

        We, the signatories of the statement on Schedule 13D to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed and on behalf of each of us.

Date:  February 28, 2001               /S/  LAURENCE B. MINDEL
                                       -----------------------------------------
                                       Laurence B. Mindel

                                       Address: Il Fornaio (America) Corporation
                                                770 Tamalpais Drive, #400
                                                Corte Madera, CA 94925


                                       THE MINDEL LIVING TRUST


                                       /s/ LAURENCE B. MINDEL
                                       -----------------------------------------
                                       Laurence B. Mindel, Trustee

                                       Address: Il Fornaio (America Corporation)
                                                770 Tamalpais Drive, #400
                                                Corte Madera, CA  94925
                                                Attn: Laurence B. Mindel


                                       THE MINDEL FAMILY TRUST


                                       /s/ LAURENCE B. MINDEL
                                       -----------------------------------------
                                       Laurence B. Mindel, Trustee

                                       Address: Il Fornaio (America Corporation)
                                                770 Tamalpais Drive, #400
                                                Corte Madera, CA  94925
                                                Attn: Laurence B. Mindel


                                       THE TRUST CREATED FOR THE BENEFIT OF
                                       LAURENCE B. MINDEL AND HIS FAMILY


                                       /s/ LAURENCE B. MINDEL
                                       -----------------------------------------
                                       Laurence B. Mindel, Trustee

                                       Address: Il Fornaio (America Corporation)
                                                770 Tamalpais Drive, #400
                                                Corte Madera, CA  94925
                                                Attn: Laurence B. Mindel


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Date:  February 28, 2001               /S/  MICHAEL J. HISLOP
                                       -----------------------------------------
                                       Michael J. Hislop


                                       Address: Il Fornaio (America) Corporation
                                                770 Tamalpais Drive, #400
                                                Corte Madera, CA 94925



Date:  February 28, 2001               /S/  MICHAEL J. BEATRICE
                                       -----------------------------------------
                                       Michael J. Beatrice


                                       Address: Il Fornaio (America) Corporation
                                                770 Tamalpais Drive, #400
                                                Corte Madera, CA 94925



Date:  February 28, 2001               /S/  PETER P. HAUSBACK
                                       -----------------------------------------
                                       Peter P. Hausback


                                       Address: Il Fornaio (America) Corporation
                                                770 Tamalpais Drive, #400
                                                Corte Madera, CA 94925



Date:  February 28, 2001               /S/  F. WARREN HELLMAN
                                       -----------------------------------------
                                       F. Warren Hellman


                                       Address: Hellman & Friedman L.L.C.
                                                One Maritime Plaza, 12th Floor
                                                San Francisco, CA 94111


Date:  February 28, 2001               FWH ASSOCIATES

                                       BY: /S/  F. WARREN HELLMAN
                                          --------------------------------------
                                          Its general partner
                                          Name: F. Warren Hellman
                                          Title: General Partner


                                       Address: Hellman & Friedman L.L.C.
                                                One Maritime Plaza, 12th Floor
                                                San Francisco, CA 94111
                                                Attn:  F. Warren Hellman


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Date:  February 28, 2001               MARCO H. HELLMAN TRUST "B"

                                       BY: /S/  F. WARREN HELLMAN
                                          --------------------------------------
                                          Its general partner
                                          Name: F. Warren Hellman
                                          Title: Trustee


                                       Address: Hellman & Friedman L.L.C.
                                                One Maritime Plaza, 12th Floor
                                                San Francisco, CA 94111
                                                Attn:  F. Warren Hellman


Date:  February 28, 2001               /S/  DEAN A. CORTOPASSI
                                       -----------------------------------------
                                       Dean A. Cortopassi


                                       Address: San Tomo Group
                                                11280 N. Alpine Road
                                                Stockton, CA 95212


Date:  February 28, 2001               /S/  JOAN A. CORTOPASSI
                                       -----------------------------------------
                                       Joan A. Cortopassi


                                       Address: San Tomo Group
                                                11280 N. Alpine Rd.
                                                Stockton, CA 95212


Date:  February 28, 2001               /S/  DONALD G. LENZ
                                       -----------------------------------------
                                       Donald G. Lenz


                                       Address: San Tomo Group
                                                11280 N. Alpine Rd.
                                                Stockton, CA 95212


Date:  February 28, 2001               STANISLAUS FOOD PRODUCTS COMPANY

                                       BY: /S/  DEAN A. CORTOPASSI
                                          --------------------------------------
                                          Name: Dean A. Cortopassi
                                          Title: Chief Executive Officer


                                       Address: San Tomo Group
                                                11292 N. Alpine Rd.
                                                Stockton, CA 95212
                                                Attn: Dean A. Cortopassi


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Date:  February 28, 2001               CAPECCHIO FOUNDATION

                                       BY: /S/  DEAN A. CORTOPASSI
                                          --------------------------------------
                                          Name: Dean A. Cortopassi
                                          Title: President


                                       Address: San Tomo Group
                                                11292 N. Alpine Rd.
                                                Stockton, CA 95212
                                                Attn:  Dean A. Cortopassi


Date:  February 28, 2001               /S/  W. SCOTT HEDRICK
                                       -----------------------------------------
                                       W. Scott Hedrick


                                       Address: InterWest Partners
                                                3000 San Hill Road
                                                Bldg. Three, Ste. 255
                                                Menlo Park, CA 94025


Date:  February 28, 2001               /S/  CARLO VEGGETTI
                                       -----------------------------------------
                                       Carlo Veggetti


                                       Address: Flavia Alberti, CS PB
                                                Casella Postale 2836
                                                6900 Lugano, Switzerland


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Date:  February 28, 2001               Stefi Invest Trade Inc.


                                       By: /S/  CARLO VEGGETTI
                                          --------------------------------------
                                          Name: Carlo Veggetti
                                          Title: Director

                                       Address: c/o Jean-Paul Legrand
                                                Attorney at Law
                                                Avenue Dumas 37-39
                                                Case Postal 126
                                                1211 Geneve 25, Switzerland


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